PRESS RELEASE

NGP Capital Resources Company Announces

Additional Exercise and Closing of Over-Allotment Option

HOUSTON, TEXAS, December 14, 2004 – NGP Capital Resources Company (Nasdaq symbol: NGPC) today announced that the underwriters in the company’s initial public offering have exercised an additional portion of their over-allotment option and have purchased an additional 900,000 shares of Common Stock at the original offering price of $15.00 per share. The over-allotment option expired following this exercise, bringing the total number of shares sold in the offering to 17,400,000 with resulting gross proceeds of $261,000,000.

Raymond James and Associates, Inc. acted as sole book-runner and joint lead manager with Friedman Billings Ramsey. Advest, Inc., BB&T Capital Markets, D.A. Davidson & Co., Ferris, Baker Watts Incorporated, Morgan Keegan & Co, Inc., Oppenheimer & Co., RBC Capital Markets, Southwest Securities, Inc., Stifel, Nicolaus & Company Incorporated and Wunderlich Securities served as co-managers.

A registration statement relating to offering of the common stock in this public offering was filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

Investors should consider the investment objectives, risks, charges and expenses of the company carefully before they invest. The prospectus contains this and other information relevant to an investment in the company. Investors should read the prospectus carefully before investing. A copy of the final prospectus related to the offering may be obtained from Raymond James and Associates, Inc., 880 Carillon Parkway, St. Petersburg, Florida 33716.

About NGP Capital Resources Company

NGP Capital Resources Company is a new financial services company organized by Natural Gas Partners to invest primarily in debt securities of small and mid-size energy companies. NGP Capital Resources Company’s investment objective is to generate both current income and capital appreciation primarily through debt investments with certain equity components. Natural Gas Partners, founded in 1988, is a leading provider of private equity capital and sponsorship to the energy industry. Investors should consider the investment objectives, risks, charges and expenses of NGP Capital Resources Company carefully before they invest. The prospectus contains this and other information relevant to an investment in NGP Capital Resources Company. Investors should read the prospectus carefully before investing.

Contact:

NGP Capital Resources Company

Steve Gardner

713-752-0062

sgardner@ngpcrc.com